SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C.  20549



                                FORM 8-K

                             CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       July 24, 1998



                             TELLABS, INC.
           (Exact name of registrant as specified in charter)


           Delaware              0-9692         36-3831568
(State or other jurisdiction  (Commission     (IRS employer
  of incorporation)           file number)    identification no.)


      4951 Indiana Avenue, Lisle, Illinois           60532
      (Address of principal executive office)      (Zip Code)


Registrant's telephone number, including area code     (630) 378-8800


                                  N/A
     (Former name or former address, if changed since last report)


















                                   1







ITEM 5.  OTHER EVENTS


Tellabs, Inc. (the "Company") issued a letter to stockholders through the Company's website at www.tellabs.com discussing second quarter results. A copy of this letter is attached hereto as Exhibit 20.6 and incorporated herein by reference.

Also attached hereto as Exhibit 20.7 is a copy of the Company's 1998 second quarter news release, which is incorporated into Exhibit 20.6.

On July 23, 1998, the Company announced that the Company and Coherent Communications Systems Corporation expect to close their merger in early August. Further details are contained in a copy of the press release issued by the Company on July 23, 1998 attached hereto as
Exhibit 20.8, which is incorporated by reference herein.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS

     (c) Exhibits

         Exhibit 20.6 - Letter to Stockholders for Second Quarter (including graphs depicting comparisons of the Company's gross profit margin, book value per share, and return on equity for fiscal years 1994 - 1997 and year-to-date results for 1998 which have been omitted from this filing.)

         Exhibit 20.7 - 1998 Second Quarter News Release

         Exhibit 20.8 - Press release issued by Tellabs, Inc. dated
         July 23, 1998.

                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TELLABS, INC.



July 24, 1998                      s\ Michael J. Birck
                                   ---------------------

                                    Michael J. Birck
                                   President and Chief
                                   Executive Officer


                                   2